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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JULY 9, 2004

                         FIRSTCITY FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                   033-19694                      76-0243729
(STATE OF INCORPORATION)     (COMMISSION FILE NO.)     (IRS EMPLOYER IDENTIFICATION NO.)
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                               6400 IMPERIAL DRIVE
                                WACO, TEXAS 76712
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (254) 751-1750




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

ITEM 9. REGULATION FD DISCLOSURE.

          The following information is furnished pursuant to Item 5, "Other
Events and Regulation FD Disclosure" and Item 9, "Regulation FD Disclosure."

          On July 9, 2004, FirstCity Financial Corporation ("FirstCity" or the
"Company") issued a press release announcing that its Board of Directors had declared a dividend payment of $10.50 per share on its New Preferred Stock
(NASDAQ FCFCO). A copy of this press release is attached hereto as Exhibit 99.1.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FirstCity Financial Corporation

Date:    July 9, 2004                       By:      /S/ J. Bryan Baker
                                               ---------------------------------
                                                         J. Bryan Baker
                                                   Senior Vice President, and
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------
99.1          -    Text of press release of FirstCity Financial Corporation
                   issued on July 9, 2004.